Long-term receivables	12 Months Ended
Dec. 31, 2012
Long-term receivables [Text Block]

19. Long-term receivables

Long-term receivables, net, consist of the following:

	December 31,
	2011	2012	2012
	RMB’000	RMB’000	US$’000

Long-term receivables	3,929	3,173	509
Less: Allowance for doubtful accounts	(818)	(818)	(131)
Total long-term receivables, net	3,111	2,355	378

An analysis of the allowance for doubtful accounts is as follows:

	December 31,
	2010	2011	2012	2012
	RMB’000	RMB’000	RMB’000	US$’000

Balance at beginning of year	-	-	818	131
Charged to income	-	818	-	-

Balance at end of year	-	818	818	131

The allowance for doubtful accounts was charged to the consolidated statements of income during 2011. The Group’s long-term receivables are due from third-party customers, and are to be repaid in monthly instalments over the next 1.5 to 3.25 years. The Group has a credit policy in place and the exposure to credit risk is monitored on an ongoing basis. The Group does not obtain collateral from customers.